Long-Term Investment (Tables)	12 Months Ended
Dec. 31, 2023
Long-Term Investments [Abstract]
Schedule of Long-Term Investment
	Equity investments accounted for using the equity method	Equity investments without readily determinable fair values
Balance as of December 31, 2021	$-	$-
Investment made (i)	2,972	-
Investment loss	(13)	-
Impairment loss of investment	(2,959)	-
Balance as of December 31, 2022	$-	$-
Investment made (ii)	-	15,918
Balance as of December 31, 2023	$-	$15,918

(i)

In November 2022, the Group invested US$2.9 million (RMB20 million) in Shanghai OBS Culture and Technology Co., Ltd. (“Shanghai OBS”), a company focusing on technical development, software development and others, in exchange for 20% equity interests. As of December 31, 2022, the Group made full impairment on the long-term investment in Shanghai OBS as the.

(ii)	On December 28, 2023, The Group entered into an equity investment term sheet with W. Motors Automotive Group Holding Limited (“W. Motors”), a private company, pursuant to which the Group agreed to issue 308,171 Class B ordinary shares as consideration for its unpaid service fees, and an additional 2,070,000 Class B ordinary shares in exchange for a 5% equity interest in W. Motors. As the Group neither obtained control over nor is able to exert significant influence on the investee before or after the transaction, the investment is accounted for as a long-term equity investment without readily determinable fair values and measured at cost, and less impairment if any. Given that the fair value of the Group’s ordinary shares is more reliably measurable, the investment is initially recognized at the fair value of the shares issued by the Group, in the amount of US$15.9 million.